UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-6643


               DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:     03/31


Date of reporting period:    9/30/03



                                  FORM N-CSR

Item 1.      Reports to Stockholders.

      Dreyfus
      New Jersey Intermediate
      Municipal Bond Fund

      SEMIANNUAL REPORT September 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund covers the six-month period from April 1, 2003, through September 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the tax-exempt fixed-income market. After most areas of the municipal bond market experienced sharp declines
during   the   summer,   prices   generally   bounced   back   in   September.

Despite recent reductions in federal tax rates, we believe that municipal bonds may become more attractive to certain investors if states and municipalities continue to raise taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enjoy the benefits of tax-exempt municipal bonds as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2003, the fund achieved a total return of 2.16% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the " Index" ), the fund's benchmark, achieved a total return of 3.21% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 2.13%.(3

We attribute the fund's performance primarily to heightened market volatility later in the reporting period, when evidence of stronger economic growth caused investors to sell bonds, driving prices sharply lower. The fund's returns were slightly higher than the Lipper category, primarily because of its focus on high-quality bonds in the five- to seven-year maturity range.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in municipal bonds of below investment-grade credit quality.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was primarily influenced by investors' changing expectations regarding the direction of the U.S. economy and interest rates. At the start of the reporting period, investors became more optimistic after the allied coalition entered Iraq and major combat operations were quickly completed. Although a veil of uncertainty was lifted from the economy, investors believed that the Federal Reserve Board (the "Fed") would reduce short-term interest rates further. They were not disappointed, as the Fed cut the federal funds rate by 25 basis points in late June, driving short-term interest rates to a 45-year low of 1%.
Longer-term bond yields also fell through June, but more moderately than short-term rates, producing attractive total returns.

In July, however, investor sentiment toward bonds turned sharply negative as signs of more robust economic growth convinced many that the Fed's most recent rate cut may have been its last of the current cycle. As a result, the municipal bond market suffered its most severe one-month decline in its history before rebounding more moderately in late August and September.

Despite evidence of impending economic growth, most states and municipalities continued to experience fiscal pressures during the reporting period. After difficult negotiations in the state legislature, New Jersey balanced its $24 billion budget for fiscal year 2004 through a combination of spending cuts and tax increases. Nonetheless, one of the major credit-rating agencies assigned New Jersey a "negative outlook," citing concerns regarding low reserves, non-recurring revenues and deficit bond financing.

In this volatile bond market environment, we maintained the fund's average duration in a range we consider slightly longer than the peer group average. This positioning helped the fund's performance while interest rates fell during the reporting period's first half, but it hurt when bond yields spiked upward in July. Our security selection strategy generally was conservative, focusing on highly-rated, income-oriented bonds that historically have held their value during market declines. In addition, bonds in the five- to seven-year maturity range proved to be particularly beneficial: wide yield differences among such bonds made them more valuable as they approached their final maturities over time.

What is the fund's current strategy?

In  the  wake  of  the  market' s  recent volatility and amid lingering economic uncertainty, we have continued to maintain a cautious investment posture. Approximately 85% of the fund's holdings are rated double-A or better, and its portfolio contains relatively few corporate-backed bonds. In addition, we have avoided unsecured exposure to the state's general obligation bonds in the fund, preferring insured securities and bonds backed by revenues from essential-services facilities.(4) We believe that these are prudent strategies until we see more convincing evidence that New Jersey is benefiting from renewed economic growth.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.4%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--91.7%

Atlantic City Board of Education:

   5.50%, 12/1/2008 (Insured; FSA, Guaranteed;
      School Board Reserve Fund)                                                              1,250,000                1,445,512

   6%, 12/1/2013 (Insured; FSA, Guaranteed;
      School Board Reserve Fund)                                                              3,205,000                3,854,109

Bayshore Regional Sewer Authority,
   Subordinated Sewer Revenue:

      5.30%, 4/1/2008 (Insured; MBIA)                                                         1,000,000                1,112,270

      5.40%, 4/1/2009 (Insured; MBIA)
         (Prerefunded 4/1/2006)                                                               1,000,000  (a)           1,119,070

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.375%, 12/15/2013 (Insured; FGIC)                                                 1,155,000                1,300,911

Brick Township Municipal Utilities Authority,
   Water and Sewer Revenue
   5.10%, 12/1/2009 (Insured; FGIC)                                                           1,500,000                1,676,985

Burlington County Bridge Commission, LR

  (Governmental Leasing Program):

      5.25%, 8/15/2016                                                                        1,100,000                1,216,105

      5.25%, 8/15/2017                                                                        1,000,000                1,098,440

Camden County Improvement Authority, Revenue,

  County Guaranteed Lease

   5.85%, 10/1/2006 (Insured; MBIA)
   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,067,810

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,552,736

Cape May County Municipal Utilities Authority

   5.75%, 1/1/2016 (Insured; FSA)                                                             2,000,000                2,362,920

Delaware River and Bay Authority, Revenue:

   5.25%, 1/1/2017 (Insured; MBIA)                                                            1,160,000                1,283,911

   5.25%, 1/1/2019 (Insured; MBIA)                                                            2,390,000                2,608,374

Freehold Regional High School:

   5.50%, 3/1/2009 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              1,450,000                1,672,415

   5.50%, 3/1/2010 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              2,460,000                2,843,957

Hoboken Parking Utilities
   5.25%, 1/1/2018 (Insured; FGIC)                                                            3,210,000                3,513,666

Hudson County Improvement Authority,

  Facility Lease Revenue (Hudson County Lease Project)

   5.25%, 10/1/2012 (Insured; FGIC)                                                           2,795,000                3,125,788


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

  Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)

      (Prerefunded 9/1/2009)                                                                  1,605,000  (a)           1,856,632

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,760,860

Lacey Municipal Utilities Authority, Water Revenue

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  805,544

Middlesex County Utilities Authority, Sewer Revenue

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,759,755

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,845,908

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)
   (Prerefunded 12/15/2004)                                                                   1,755,000  (a)           1,891,416

New Jersey Economic Development Authority, Revenue:

  Department of Human Services

      5.75%, 7/1/2014                                                                         1,080,000                1,227,312

   District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        1,305,000                1,310,625

   Economic Development
      (Masonic Charity Foundation) 5%, 6/1/2018                                               1,680,000                1,771,913

   Market Transition Facility Revenue

      7%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,044,200

   (Motor Vehicle Commission)

      Zero Coupon, 7/1/2014 (Insured; MBIA)                                                   2,500,000                1,587,375

   School Facilities, Construction:

      5.50%, 6/15/2011 (Insured; AMBAC)                                                       2,500,000                2,892,325

      5.25%, 6/15/2016 (Insured; AMBAC)                                                       4,500,000                4,967,640

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,508,483

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                           555,000                  552,281

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (College of New Jersey)

         5.375%, 7/1/2017 (Insured; FGIC)                                                     1,300,000                1,446,562

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,715,757

         5.25%, 7/1/2014                                                                      2,885,000                3,184,319

      (Seton Hall University):

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,239,983

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,200,150

   Public Library Project Grant Issue

      5.50%, 9/1/2017 (Insured; AMBAC)                                                        1,500,000                1,688,310

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,
  Health Hospital and Nursing Home Revenue:

      (Atlantic City Medical Center) 6%, 7/1/2012                                             3,145,000                3,548,441

      (Deborah Heart and Lung Center):

         5.80%, 7/1/2004                                                                        745,000                  757,628

         5.90%, 7/1/2005                                                                        790,000                  807,072

      (Raritan Bay Medical Center Issue)
         6.625%, 7/1/2005                                                                     2,800,000                2,894,472

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,653,270

         5.375%, 7/1/2013                                                                     2,000,000                2,171,060

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,776,237

      (Somerset Medical Center) 5.50%, 7/1/2018                                               4,155,000                4,269,844

      (South Jersey Hospital) 6%, 7/1/2012                                                    3,000,000                3,332,670

      (Trinitas Hospital Obligated Group)
         7.375%, 7/1/2015                                                                     4,000,000                4,510,400

New Jersey Housing and Mortgage Finance Agency,
   Revenue, Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                           2,000,000                2,090,820

New Jersey Transportation Corporation, COP:

   5.50%, 10/1/2016 (Insured; FSA)                                                            5,480,000                6,298,109

   Federal Transit Administration Grants

      5.50%, 9/15/2015 (Insured; AMBAC)                                                       6,725,000                7,735,028

New Jersey Transportation Trust Fund Authority,

  Transportation System:

      5.50%, 6/15/2009                                                                        2,725,000                3,149,746

      5.50%, 6/15/2014                                                                        5,000,000                5,664,900

      6%, 12/15/2014
         (Prerefunded; 12/15/2011) (Insured; MBIA)                                            2,630,000  (a)           3,169,571

      6%, 12/15/2014 (Insured; MBIA)                                                          1,370,000                1,616,723

      6%, 12/15/2015 (Insured; MBIA)
         (Prerefunded 12/15/2011)                                                             2,500,000  (a)           3,012,900

      6%, 12/15/2016 (Insured; MBIA)
         (Prerefunded 12/15/2011)                                                             5,000,000  (a)           6,033,800

New Jersey Turnpike Authority, Turnpike Revenue:

   5.75%, 1/1/2010 (Insured; MBIA)
      (Prerefunded 1/1/2010)                                                                    685,000  (a)             797,367

   5.75%, 1/1/2010 (Insured; MBIA)                                                            2,315,000                2,693,294

   6%, 1/1/2014 (Insured; MBIA)
      (Prerefunded 1/1/2014)                                                                  1,820,000  (a)           2,197,686

   6%, 1/1/2014 (Insured; MBIA)                                                               3,180,000                3,815,682


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

North Hudson Sewer Authority, Sewer Revenue:

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                4,251,947

   5.25%, 8/1/2016 (Insured; FGIC)                                                            2,000,000                2,219,800

   5.25%, 8/1/2017 (Insured; FGIC)                                                            2,000,000                2,205,580

North Jersey District of Water Supply Commission

  (Wanaque South Project):

      5.25%, 7/1/2014 (Insured; MBIA)                                                         2,200,000                2,483,646

      5.25%, 7/1/2015 (Insured; MBIA)                                                         4,570,000                5,147,237

Northeast Monmouth County Regional Sewer Authority,
   Sewer Revenue 5%, 11/1/2010 (Insured; MBIA)                                                2,250,000                2,502,585

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,685,920

   5%, 9/1/2012                                                                               1,300,000                1,438,567

   5%, 9/1/2013                                                                               1,200,000                1,317,228

Ocean County Utilities Authority,

   Wastewater Revenue 5.25%, 1/1/2017                                                         1,500,000                1,643,295

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,670,652

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,367,288

   5%, 3/1/2008                                                                               1,195,000                1,250,066

Port Authority of New York and New Jersey:

  (Consolidated Board 101st Series)

      5.25%, 9/15/2006 (Insured; MBIA)                                                        1,000,000                1,076,830

   (Consolidated Board 127th Series)

      5.50%, 12/15/2012 (Insured; AMBAC)                                                      5,530,000                6,243,812

South Brunswick Township Board of Education

   5.625%, 12/1/2010 (Insured; FGIC, Guaranteed;
   School Board Reserve Fund) (Prerefunded 12/1/2009)                                         1,820,000  (a)           2,135,169

South Jersey Transportation Authority,

  Transportation System Revenue

   5.25%, 11/1/2012 (Insured; FSA)                                                            2,105,000                2,398,858

Southeast Morris County Municipal Utilities Authority,

   Water Revenue 5%, 1/1/2012 (Insured; MBIA)                                                 1,000,000                1,105,070

Southern Regional High School District
   5.50%, 9/1/2011

   (Insured; MBIA) (Prerefunded 9/1/2006)                                                     1,600,000  (a)           1,786,608

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                                615,000                  619,157

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Tobacco Settlement Financing Corporation
   5.375%, 6/1/2018                                                                           2,500,000                2,148,375

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,100,790

West Morris Regional High School District

   5.875%, 1/15/2004                                                                            250,000                  253,540

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,071,490

U.S. RELATED--5.7%

Children's Trust Fund of Puerto Rico, Tobacco Settlement

   Revenue 5.75%, 7/1/2012 (Prerefunded 7/1/2010)                                             1,500,000  (a)           1,771,485

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            2,220,000                2,291,972

   5.30%, 7/1/2004

      (Insured; MBIA) (Prerefunded 7/1/2004)                                                    280,000  (a)             289,078

   Public Improvement
      5.50%, 7/1/2015 (Insured; MBIA)                                                         2,400,000                2,814,840

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue
   5.50%, 7/1/2017 (Insured; FSA)                                                             3,000,000                3,512,250

Virgin Islands Public Finance Authority, Revenue

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,694,940

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $198,599,431)                                                                                               211,607,124
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.2%

New Jersey Economic Development Authority, EDR, VRDN

  (Foreign Trade Zone Project)

   1.15% (LOC; Bank of New York)                                                              1,095,000  (b)           1,095,000

New Jersey Educational Facilities Authority, Revenue,

   VRDN (Princeton University) 1.05%                                                          1,500,000  (b)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,595,000)                                                                                                   2,595,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $201,194,431)                                                             98.6%              214,202,124

CASH AND RECEIVABLES (NET)                                                                         1.4%                2,977,795

NET ASSETS                                                                                       100.0%              217,179,919




Summary of Abbreviations

ACA                 American Capital Access                    LOC                 Limited Obligation Revenue

AMBAC               American Municipal Bond Assurance          LR                  Lease Revenue
                        Corporation

COP                 Certificate of Participation               MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

EDR                 Economic Development Revenue               SWDR                Solid Waste Disposal Revenue

FGIC                Financial Guaranty Insurance               VRDN                Variable Rate Demand Notes
                        Company

FSA                 Financial Security Assurance





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              74.2

AA                               Aa                              AA                                                8.9

A                                A                               A                                                 5.9

BBB                              Baa                             BBB                                               8.2

F1                               MIG1/P1                         SP1/A1                                            1.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.6

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           201,194,431   214,202,124

Cash                                                                    363,995

Interest receivable                                                   2,863,071

Prepaid expenses                                                          4,708

                                                                    217,433,898
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           120,547

Payable for shares of Beneficial Interest redeemed                       69,712

Accrued expenses                                                         63,720

                                                                        253,979
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      217,179,919
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     203,893,762

Accumulated undistributed investment income--net                         22,175

Accumulated net realized gain (loss) on investments                     256,289

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,007,693
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      217,179,919
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     15,104,460

NET ASSET VALUE, offering and redemption price per share--Note 3 (d) ($)  14.38

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,955,005

EXPENSES:

Management fee--Note 3(a)                                              660,131

Shareholder servicing costs--Note 3(b)                                 126,524

Professional fees                                                       26,936

Custodian fees                                                          12,967

Prospectus and shareholders' reports                                     9,513

Trustees' fees and expenses--Note 3(c)                                   9,463

Registration fees                                                        4,184

Loan commitment fees--Note 2                                             1,005

Miscellaneous                                                           11,545

TOTAL EXPENSES                                                         862,268

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (10,794)

NET EXPENSES                                                           851,474

INVESTMENT INCOME--NET                                               4,103,531
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                521,202

Net unrealized appreciation (depreciation) on investments            (206,379)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 314,823

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,418,354

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2003           Year Ended

                                              (Unaudited)       March 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,103,531           8,364,834

Net realized gain (loss) on investments           521,202           2,089,727

Net unrealized appreciation (depreciation)
   on investments                                (206,379)          7,776,464

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,418,354          18,231,025
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,094,807)          (8,430,385)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  19,077,085          42,001,410

Dividends reinvested                            4,739,482           7,081,764

Cost of shares redeemed                      (28,741,521)         (48,355,659)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (4,924,954)             727,515

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,601,407)          10,528,155
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           221,781,326          211,253,171

END OF PERIOD                                 217,179,919          221,781,326

Undistributed investment income--net               22,175  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,329,485           2,974,675

Shares issued for dividends reinvested            329,209             499,823

Shares redeemed                               (2,015,411)          (3,432,748)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (356,717)               41,750

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                        September 30, 2003                                  Year Ended March 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2003         2002(a)         2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.34         13.70         13.82         13.32          13.93         13.83

Investment Operations:

Investment income--net                                 .27(b)        .55(b)        .56(b)        .59            .59           .59

Net realized and unrealized
   gain (loss) on investments                          .04           .64          (.13)          .49           (.61)          .10

Total from Investment Operations                       .31          1.19           .43          1.08           (.02)          .69

Distributions:

Dividends from
   investment income--net                             (.27)         (.55)         (.55)         (.58)          (.59)         (.59)

Dividends from net realized
   gain on investments                                  --             --           --          (.00)(c)          --           --

Total Distributions                                   (.27)         (.55)         (.55)         (.58)          (.59)         (.59)

Net asset value, end of period                       14.38         14.34         13.70         13.82          13.32         13.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.16(d)       8.83          3.15          8.35           (.09)         5.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .77(e)        .79           .77           .78            .79           .80

Ratio of net investment income
   to average net assets                              3.72(e)       3.88          3.99          4.34           4.38          4.21

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .01(e)        .00(f)        .00(f)        .02            .04           .04

Portfolio Turnover Rate                               9.64(d)      39.20         32.37         16.71          16.95         18.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     217,180       221,781       211,253       207,433        188,705       217,666

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%. PER
SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE
NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $249,314 available for federal income tax purposes to be applied against net securities profits, The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

if any, realized subsequent to March 31, 2003. If not applied, the carryover expires in fiscal 2008.

The tax character of distributions paid to shareholder during the fiscal year ended March 31, 2003, was as follows: tax exempt income $8,430,385. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2003 through March 31, 2004, to reduce the management fee paid by the fund, if the aggregated annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $10,794, during the period ended September 30, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal
services    and/or    maintaining    shareholder

accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2003, the fund was charged $68,625 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $35,984 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2003, redemption fees charged and retained by the fund amounted to $164.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003, amounted to $20,911,140 and $31,168,090, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At September 30, 2003, accumulated net unrealized appreciation on investments was $13,007,693, consisting of $13,374,184 gross unrealized appreciation and
$366,491    gross    unrealized    depreciation.

At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus New Jersey
                        Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  751SA0903



Item 2.      Code of Ethics.

            Not applicable.

Item 3.      Audit Committee Financial Expert.

            Not applicable.

Item 4.      Principal Accountant Fees and Services.

            Not applicable.

Item 5.      Audit Committee of Listed Registrants.

            Not applicable.

Item 6.      [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.      [Reserved]

Item 9.      Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      ---------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /s/ James Windels
      ------------------
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)